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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 5, 2004

                        --------------------------------


                          QUANTA CAPITAL HOLDINGS LTD.
             (Exact name of registrant as specified in its charter)

                        --------------------------------


                        Commission File Number: 000-50885


           BERMUDA                                        N/A
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                    Identification No.)


                         1 Victoria Street, Fourth Floor
                                  Hamilton HM11
                                     Bermuda

              (Address of principal executive offices and zip code)

                                  441-294-6350
              (Registrant's telephone number, including area code)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On August 2, 2004, the Registrant issued a press release and on August 3, 2004, held an earnings conference call to discuss its results of operations for the six and three months ended June 30, 2004. A copy of the press release and a transcript of the conference call is furnished with this Form 8-K as Exhibits
99.1 and 99.2.

                                  EXHIBIT INDEX


            Exhibit
            Number                  Description
            ------                  -----------

             99.1      Press release dated August 2, 2004

             99.2 Transcript of conference call conducted by Registrant on August 3, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       QUANTA CAPITAL HOLDINGS LTD.


     Date: August 5, 2004                      /s/ Tobey J. Russ
                                       -----------------------------------------
                                                 Tobey J. Russ
                                            Chief Executive Officer


                                INDEX TO EXHIBITS


            Exhibit
            Number                  Description
            ------                  -----------


             99.1      Press release dated August 2, 2004

             99.2 Transcript of conference call conducted by Registrant on August 3, 2004